UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Teleflex Incorporated
(Name of Registrant as Specified In Its Charter)

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 Your Vote Counts!  TELEFLEX INCORPORATED  2025 Annual Meeting  Vote by May 08, 2025  11:59 PM ET  You invested in TELEFLEX INCORPORATED and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 09, 2025.  Get informed before you vote  View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings,  you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a  paper or email copy.  Smartphone users  Point your camera here and vote without entering a  number  I  Vote in Person at the Meeting*  May 09, 2025  11:00 AM EDT  Teleflex Incorporated  550 E. Swedesford Rd., Ste. 400  Wayne, PA 19087  *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

TELEFLEX INCORPORATED
2025 Annual Meeting
Vote by May 08, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Candace H. Duncan	For
1B	Gretchen R. Haggerty	For
1C	John C. Heinmiller	For
1D	Liam J. Kelly	For
1E	Stephen K. Klasko	For
1F	Andrew A. Krakauer	For
1G	Neena M. Patil	For
1H	Stuart A. Randle	For
1I	Jaewon Ryu	For
2	Approval, on an advisory basis, of named executive officer compensation.	For
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025.	For
4	Stockholder proposal, if properly presented at the Annual Meeting, regarding continuous holding requirement for calling a special stockholder meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.